SUPPLEMENT DATED MAY 28, 2009
                      TO THE PROSPECTUS DATED APRIL 6, 2009

                               JNL(R) SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).


PLEASE ADD THE FOLLOWING DISCLOSURE TO SECTION ENTITLED "MORE ABOUT THE FUNDS" UNDER THE SUB-SECTION "REGULATORY INQUIRIES AND PENDING LITIGATION":

JNL/OPPENHEIMER GLOBAL GROWTH FUND

     During 2009, a number of complaints have been filed in federal courts against OppenheimerFunds, Inc. ("OFI"), OppenheimerFunds Distributor, Inc. ("OFDI"), and certain Oppenheimer mutual funds ("Defendant Funds") advised by OFI and distributed by OFDI. The complaints naming the Defendant Funds also name certain officers and trustees and former trustees of the respective Defendant Fund. The plaintiffs are seeking class action status on behalf of those who purchased shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws to the effect that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

     A complaint brought in state court against OFI, OFDI and another subsidiary of OFDI, on behalf of the Oregon College Savings Plan Trust alleges a variety of claims, including breach of contract, breach of fiduciary duty, negligence and violation of state securities laws. Plaintiffs seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

     Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of OFI, against OFI and certain of its affiliates, regarding the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named OFDI, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

     OFI believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual independent Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or OFDI to perform their respective duties to the Fund, and that outcome of all the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.


This Supplement is dated May 28, 2009.

(To be used with VC4224 04/09,  VC5869 04/09, VC5890 04/09, VC5995 04/09, VC3723
04/09,  VC5825 04/09,  VC5884 04/09,  VC5885 04/09,  VC3656 04/09, VC5526 04/09,
VC3657 04/09,  FVC4224FT  04/09,  NV4224 04/09,  NV3174CE  04/09,  NV5526 04/09,
NV3784 04/09,  NV5869 04/09,  NV5890 04/09, NV5825 04/09, HR105 04/09 and VC2440
04/09.)

                                                                   CMX3645 05/09